UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 4, 2022, Planet 13 Holdings Inc. (the “Company”) and Frank Cowan, IV (the “Optionor”), entered into an Option Purchase Agreement (“Option Purchase Agreement”) which grants the Company the option to purchase the Optionor’s 51% ownership interest in Planet 13 Illinois, LLC (“Planet 13 Illinois”), an Illinois limited liability company, for $866,250 in cash and 1,063,377 common shares of the Company (the “Planet 13 Shares”) valued at $2,000,000 based on a 5-day VWAP. On August 5, 2022, Planet 13 Illinois was 51% owned by Frank Cowan and 49% owned by Planet 13. This information was previously disclosed in the Company’s Current Report on Form 8-K as filed with the Commission on August 5, 2022, which report is incorporated into this Item 8.01 by reference. A copy of the Option Purchase Agreement is filed as Exhibit 10.1 hereto and incorporated into this Item 8.01 by reference.

On August 5, 2022, the Company issued a press release announcing the entry into the Option Purchase Agreement, as previously disclosed in the Company’s Current Report on Form 8-K as filed with the Commission on August 5, 2022, which report is incorporated into this Item 8.01 by reference. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

On February 7, 2023, the Company issued a press release announcing the exercise and close of its option to purchase the remaining 51% ownership interest in Planet 13 Illinois from the Optionor for $866,250 in cash and 1,063,377 Planet 13 Shares. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Option Purchase Agreement, dated August 4, 2022, by and between Frank Cowan, IV and Planet 13 Holdings Inc.
99.1	Press Release, dated August 5, 2022.
99.2	Press Release, dated February 7, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: February 8, 2023	By:	/s/ Robert Groesbeck
	Name	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: February 8, 2023	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer

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